UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 08, 2017

MOMENTOUS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55451	46-4446281
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

PO Box 861, Sugar Land, Texas 77487-0861
(Address of principal executive offices)

800-314-8912

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, l4a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240, 14d-2(b)

        Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act (I 7 CFR 240, 13e-4(c)

Amendment No. 1

Explanatory Note

Unless otherwise indicated, in this Form 8-K, references to “we,” “our,” “us,” the “Company,” “MMEG” or the “Registrant” refer to Momentous Entertainment Group, Inc.

ITEM 2.01 – Completion of Acquisition of Assets

As previously disclosed, on December 12, 2016, Momentous Entertainment Group, Inc., filed a Current Report on Form 8-K to report that on November 25, 2016, the Company entered into a letter of intent to acquire VZ Network Holdings, Inc., a Delaware corporation, which owns 100% of the equity interests in Poolworks (Germany) Ltd., a German company with offices in Berlin, which operates a social networking platform under the websites studiVZ and meinVZ.

The purchase price will be 10,000 shares of Convertible Series C Preferred Stock. These shares will convert into 20% of the total outstanding common stock of the Company no later than June 30, 2017.

On February 8, 2017, Momentous Entertainment Group, Inc. filed a Current Report on Form 8-K to report that the Company executed a Share Exchange Agreement with the shareholders of VZ Network Holdings, Inc., a Delaware company (the “Selling Company” or “VZ”), purchasing all of the issued and outstanding shares of VZ for newly-issued preferred stock of MMEG, with VZ becoming a wholly-owned subsidiary of MMEG. VZ owns 100% of the equity of Poolworks (Germany) Ltd., a German company with offices in Berlin.  Poolworks owns and operates the social-media networking platforms studiVZ and meinVZ directed and offered primarily to individuals located in the Republic of Germany.

Share Exchange with VZ Network Holdings, Inc.

In exchange for the VZN Common Stock, the Company issued to the VNZ Majority Shareholders an aggregate of 10,000 shares of non-redeemable, convertible shares of Series C preferred stock of the Company (the “Company Series C Preferred Stock”).

The Company amended its articles of incorporation to authorize an aggregate of 10,000 shares of Company Series C Preferred Stock. The Company’s Series C Preferred Stock:

•

does not pay a dividend;

•

has a stated or liquidation value of $1,000.00 per share, or an aggregate of $10,000,000, as to all shares of Company Series C Preferred Stock;

•

upon liquidation or a sale of control of the Company is senior to the Company Common Stock;

•

provides that upon the occurrence of a “conversion event” (defined as the listing of shares of the Company Common Stock on a “qualified stock exchange” (as defined)), the Company Series Preferred Stock shall automatically convert into 66,783,870 shares of Company Common Stock, or such other number of shares of Company Common Stock as shall represent 20% of the Company’s “fully-diluted Common Stock” (as defined) on the date of conversion; and

•

votes with the Company’s outstanding Common Stock on an “as converted” basis.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Poolworks (Germany) Ltd. as of December 31, 2016 and statements of comprehensive income, changes in members’ equity, and cash flows for the period from January 1, 2015 through December 31, 2016.

(d)  Exhibits

10.10

Poolworks (Germany) Ltd. Audited Financial Statements December 31, 2016 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017

Momentous Entertainment Group, Inc.

        (Registrant)

/s/ Kurt E. Neubauer

KURT E. NEUBAUER

Chief Executive Officer

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